FIXED INCOME FUND
                                 ANNUAL REPORT

                          IAI INSTITUTIONAL BOND FUND

                               NOVEMBER 30, 1996

                             [LOGO] IAI MUTUAL FUNDS


                               TABLE OF CONTENTS

                          IAI INSTITUTIONAL BOND FUND

                                 ANNUAL REPORT
                               NOVEMBER 30, 1996

  Chairman's Letter...............................2

  Fund Managers' Review...........................4

  Fund Portfolio..................................6

  Notes to Fund Portfolio........................12

  Statement of Assets and Liabilities............13

  Statement of Operations........................14

  Statements of Changes in Net Assets............15

  Financial Highlights...........................16

  Notes to Financial Statements..................17

  Independent Auditors' Report...................22

  Federal Tax Information........................23

  IAI Mutual Fund Family.........................24

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.......................Inside Back Cover

                                CHAIRMAN'S LETTER
                           IAI INSTITUTIONAL BOND FUND

[PHOTO]
NOEL P. RAHN,
CHAIRMAN

BETTER DAYS FOR BONDS

For much of 1996, the bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow down the economy.

However, by the fall, the economy slowed down and the Fed chose not to tighten credit, partly because it did not want to influence the presidential election in November. Investors seemed to like the election results--a Democratic White House and a Republican Congress--as the stock market surged to new highs and the bond market recovered lost ground from earlier in the year.

As we begin 1997, there are many reasons to remain optimistic about the bond market. Interest rates remain attractive relative to inflation--that is, a 30-year bond trading at 6.5% is a good yield compared to an inflation rate beneath 3%. The federal budget deficit has fallen significantly for four consecutive years. The rate of economic growth, although buoyant for a quarter or two at a time, continues on a moderate course. And interest rates in foreign countries are falling, particularly in Europe, where the economy is sluggish. That's helpful to U.S. bond issuers, who don't have to compete quite as hard on a worldwide basis for capital. As a result, the Federal Reserve Board, which controls U.S. short-term interest rates, has kept a fairly low profile of late.

To be sure, Chairman Greenspan did manage to upset world markets in late November with some comments in an after-dinner speech in which he suggested that the U.S. stock market was overvalued. That incident just confirms a few points about the markets that we've been stressing over the past several years. First, global communication is instantaneous. Investors throughout the world reacted to Greenspan's remarks as soon as exchanges opened in their time zones. Second, the American markets lead the world; indeed, it is difficult to imagine a scenario in which a foreign business leader could make a speech and send our markets down 2% in one day. Third, markets are interrelated. A Fed chairman's comments about the U.S. stock market affects institutional investors around the world, many of whom have watched in envy as the Dow Jones Industrials have soared past their local markets. And fourth, volatility is inevitable and often fleeting. The 2% decline that seemed like a major move around Thanksgiving was virtually forgotten by Christmas.

If you're a long-term investor, then these news stories should be nothing more than mildly amusing to you. Instead, you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. And you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Economic momentum has slowed appreciably since mid-year. Broad inflation indicators continue to show little movement, with the GDP price deflator rising by only 1.9% over the last four quarters. We expect the economy to slow further and broad inflation to remain subdued. The United States has excess capacity in just about everything--except labor. Foreign economies are sluggish, adding to the availability of goods for sale in our markets. Pricing power is scarce at the retail level and should remain so. Consumer spending will be slow until spring when lower rates may encourage housing demand. The risk to our forecast is that a softer economy unfolds early in 1997.

This outlook is generally favorable for the markets. Short-term interest rates should fall, pulling long bond yields with them, although the drop should be limited to 4.5% on Treasury bills and 6% on Treasury bonds. Liquidity will continue to flow to stocks, providing an upward bias to prices. Lower rates and stable inflation will help market valuations, but earnings uncertainty will prevent substantial appreciation.

Please read the Fund Managers' Review which follows this letter for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn
----------------
Noel P. Rahn
Chairman

                              FUND MANAGERS' REVIEW
                           IAI INSTITUTIONAL BOND FUND
[PHOTO]
LARRY R. HILL, CFA
IAI INSTITUTIONAL BOND
FUND CO-MANAGER

[PHOTO]
TIMOTHY A. PALMER, CFA
IAI INSTITUTIONAL BOND
FUND CO-MANAGER

[PHOTO]
SCOTT A. BETTIN, CFA
IAI Institutional Bond
FUND CO-MANAGER
FUND MANAGERS' REVIEW

IAI Institutional Bond Fund

FUND OBJECTIVE

The IAI Institutional Bond Fund seeks to provide a high level of total return derived from a combination of capital appreciation and current income. This objective is pursued by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment- grade bonds and other debt securities of similar quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

FACTORS AFFECTING THE
PAST YEAR'S PERFORMANCE

In the first half of 1996, erratic economic growth produced volatile bond market returns. Early weakness of the economy in January and February was followed in the second quarter by one of the strongest periods of growth since the expansion began more than five years ago. Yields began rising in mid-February. For most of the summer, long Treasury bond yields traded around 7% due to investor fear over rising inflation and prospective Federal Reserve Bank (the Fed) tightening. However, the Fed affirmed its outlook for lower growth and stable inflation on three separate occasions over the summer and early fall period. In late September, rates began to fall as investors grew to accept the Fed's point of view.

The IAI Institutional Bond Fund benefited from several strategies. The Fund has emphasized corporate bonds, asset-backed securities and selected international and high yield issues. These sectors have added yield to the portfolio and have enhanced returns as narrower spreads produced relative price gains.

Issue selection strategies also boosted returns. The Fund continues to invest in 100-year maturity bonds because their positive convexity characteristics improve the price returns in a volatile interest rate environment. Holdings include Dresser Industries and ABN-AMRO Bank, the large Dutch bank. Canadian government bonds were also strong performers in the portfolio as Canadian bond yields dropped in response to interest rate cuts by the Bank of Canada.

The Fund also took advantage of the new trust preferred securities that began to be issued in November. Some of these initial issues were undervalued in the initial offering and presented appreciation oppor-tunities as the market recognized their value.

Portfolio duration was also extended in September as our fundamental benchmarks indicated slower demand and a stable Fed policy for the remainder of the year. Falling interest rates boosted the Fund's return after implementing this shift.

OUTLOOK

After a large spurt in the second quarter, growth has returned to its 2-21/2% trend rate. Broad inflation measures are stable with the GDP price deflator rising by only 1.9% over the last four quarters. Global economies remain soft. Excess capacity has restricted pricing power at the retail level and foreign liquidity has been a positive support for our bond market. These conditions are likely to persist into the early part of 1997.

Short-term interest rates are still high relative to inflation. This acts as a brake on economic activity and offers the prospect of lower rates should inflation remain tame. The portfolio is fully invested and well positioned for the fundamental conditions we see ahead.


VALUE OF $2,000,000 INVESTMENT+

[CHART]

                       IAI INSTITUTIONAL BOND FUND      SALOMON BROAD INVESTMENT
                          (Inception 11/01/93)              GRADE BOND INDEX
--------------------------------------------------------------------------------
        11/01/93             $ 2,000,000                      $2,000,000
        11/30/94               1,885,303                       1,922,902
        11/30/95               2,167,191                       2,265,744
        11/30/96               2,328,322                       2,401,191

AVERAGE ANNUAL RETURNS+
THROUGH 11/30/96
                                                                 Since Inception
                                                          1 Year     11/01/93
--------------------------------------------------------------------------------
   IAI INSTITUTIONAL BOND FUND                             7.44%       5.06%
--------------------------------------------------------------------------------
   Salomon Broad Investment Grade Bond Index               5.98%       6.11%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

SECTORS
% OF PORTFOLIO AS OF 11/30/96
[GRAPH]

Corporate                                     41%
Foeign Dominated                               5%
U.S. Government & Government Agency           13%
Asset-Backed                                  12%
Short-Term                                     4%
U.S. Government Agency Mortgage-Backed        23%
Preferred Stock                                2%

EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/96
[GRAPH]

YEARS
 0-3            14%
 3-5            12%
 5-10           40%
10-20            5%
   20+          29%

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI INSTITUTIONAL BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PRO SPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

CREDIT RATING
% OF PORTFOLIO AS OF 11/30/96

U.S.
Government........ 40%

Aaa............... 16%

Aa................. 3%

A................. 12%

Baa............... 18%

Non-Investment
Grade............. 11%


                                NOVEMBER 30, 1996
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 40.9%
                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
FINANCE - 14.4%
ABN-AMRO Bank                                       7.13%          10/15/93     $  2,700,000  $       2,633,931
Aetna Services                                      6.75           08/15/01           20,000             20,412
Banc One                                            7.63           10/15/26          660,000            687,469
Conseco Finance Trust II                            8.70           11/15/26        3,000,000          3,084,030
Continental                                         8.38           08/15/12        2,750,000          3,010,893
Countrywide Funding (MEDIUM-TERM NOTE)              6.28           01/15/03           50,000             49,085
Lehman Brothers Holdings (MEDIUM-TERM NOTE)         6.89           10/10/00           40,000             40,408
Nationwide CSN Trust (f)                            9.88           02/15/25        2,000,000          2,310,100
Provident Bank                                      6.13           12/15/00           50,000             49,711
Salomon                                             7.25           05/01/01           80,000             81,938
Travelers Capital III                               7.63           12/01/36(b)     2,000,000          2,000,000
                                                                                                 --------------
                                                                                                     13,967,977
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 14.6%
Auburn Hills Trust                                 12.00           05/01/20           50,000             77,351
Buckeye Cellulose                                   9.25           09/15/08          750,000            772,500
Circus Circus                                       6.70           11/15/96          200,000            200,764
Dresser Industries                                  7.60           08/15/96          640,000            679,091
Federated Department Stores                         8.50           06/15/03        1,500,000          1,585,995
Ford Motor                                          7.25           10/01/08           10,000             10,364
Freeport-McMoran C & G                              7.20           11/15/26        3,000,000          3,022,578
HomeSide (f)                                       11.25           05/15/03          500,000            557,500
Levi Strauss (f)                                    6.80           11/01/03        1,000,000          1,014,600
Mitchell Energy                                     9.25           01/15/02        3,025,000          3,287,842
Newport News Ship (f)                               8.63           12/01/06          350,000            356,125
RJR Nabisco                                         8.00           07/15/01        1,000,000          1,015,780
Tenneco                                            10.38           11/15/00           30,000             34,587
Triton Energy (STEP BOND)                           9.58(d)        12/15/00        1,500,000          1,556,250
                                                                                                 --------------
                                                                                                     14,171,327
---------------------------------------------------------------------------------------------------------------
UTILITIES - 1.3%
California Energy (STEP BOND)                       9.03%(d)       01/15/04     $    900,000  $         931,500
Commonwealth Edison                                 6.38           07/15/00           40,000             39,771
PSI Energy                                          6.35           11/15/06          260,000            261,472
                                                                                                 --------------
                                                                                                      1,232,743
---------------------------------------------------------------------------------------------------------------
YANKEE - 10.6%
Banco Nacional                                      9.63           11/15/03        2,000,000          2,010,000
Gulf Canada Resources                               8.35           08/01/06        1,000,000          1,052,500
Hydro-Quebec                                        8.40           01/15/22           70,000             78,788
Hydro-Quebec                                        6.27           01/03/26           10,000              9,956
Hydro-Quebec                                        8.50           12/01/29        2,900,000          3,310,582
Pohang Iron & Steel                                 7.13           11/01/06          600,000            614,448
Quebec Province                                     9.13           03/01/00           50,000             54,239
Republic of Argentina                              11.00           10/09/06        1,500,000          1,565,625
Republic of Indonesia                               7.75           08/01/06          110,000            114,407
Tenaga Nasional (f)                                 7.50           01/15/96        1,500,000          1,489,710
                                                                                                 --------------
                                                                                                     10,300,255
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $38,066,162)...........................................................................$      39,672,302
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 12.8%

                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 5.7%
                                                    6.25%          06/30/98     $  1,000,000  $       1,010,620
                                                    6.50           05/31/01        1,450,000          1,488,295
                                                    7.88           11/15/04        1,050,000          1,172,062
                                                    7.00           07/15/06        1,760,000          1,876,054
                                                                                                 --------------
                                                                                                      5,547,031
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 3.6%
                                                    8.13           08/15/19        1,000,000          1,192,810
                                                    7.50           11/15/24        2,000,000          2,263,120
                                                                                                 --------------
                                                                                                      3,455,930
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.5%
Financing Corporation STRIPS (ZERO COUPON BOND)     7.04%(c)       05/11/06        6,200,000          3,401,320
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $11,932,248)...........................................................................$      12,404,281
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.9%

                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
                                                    8.00%          08/01/08     $     62,172  $          64,201
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 0.1%
                                                    9.50           12/01/22           46,190             50,008
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.1%
                                                    6.00           09/01/24          151,987            144,909
---------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 22.6%
                                                    8.00           09/15/08          551,150            572,005
                                                    8.00           09/15/17        2,738,204          2,857,645
                                                    8.00           11/15/17        2,969,069          3,102,678
                                                    9.00           11/15/17        2,679,158          2,902,680
                                                    9.00           12/15/17        2,485,163          2,681,616
                                                    6.50           11/15/23          311,994            305,171
                                                    7.00           12/15/23        1,591,363          1,588,864
                                                    6.50           01/15/24        2,848,462          2,786,166
                                                    6.50           04/15/24          752,847            736,382
                                                    6.50           05/15/24          147,800            144,728
                                                    6.50           06/15/24          993,866            970,877
                                                    6.50           08/15/26        3,368,635          3,290,719
                                                                                                 --------------
                                                                                                     21,939,531
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $21,371,230)...........................................................................$      22,198,649
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

ASSET-BACKED SECURITIES - 12.0%
                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 6.2%
Banc One Auto Grantor Trust 96-A A                  6.10%          10/15/02     $     42,672  $          42,765
Chase Manhattan Grantor Trust 96-B A                6.61           09/15/02        1,156,109          1,168,387
Ford Credit Auto Lease Trust 96-1 A2                5.80           05/15/99        1,150,000          1,150,000
Ford Credit Auto Loan Master Trust 96-1 A           5.50           02/15/03           90,000             87,946
Ford Credit Grantor Trust 95-B A                    5.90           10/15/00        1,554,054          1,553,557
Norwest Automobile Trust 96-A A3                    5.90           03/15/00        2,000,000          2,002,860
                                                                                                 --------------
                                                                                                      6,005,515
---------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 3.4%
Chase Manhattan Credit Card Trust 96-4 A            6.73           02/15/02        1,600,000          1,631,488
Dayton Hudson Credit Card Master Trust 95-1 A       6.10           02/25/02        1,660,000          1,670,558
                                                                                                 --------------
                                                                                                      3,302,046
---------------------------------------------------------------------------------------------------------------
EQUIPMENT LOAN RELATED - 0.1%
Case Equipment Loan Trust 96-B A3                   6.65           09/15/03           70,000             71,145
---------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING  - 2.3%
Associates Manufactured Housing 96-2 A3             6.35          06/15/27 (b)     2,220,000          2,222,081
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $11,530,477)...........................................................................$      11,600,787
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

FOREIGN DENOMINATED BONDS - 5.0%
                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS - 5.0%
Canadian Government (CANADIAN DOLLAR)               6.50%          06/01/04          700,000  $         543,005
                                                    8.00           06/01/23        5,000,000          4,312,903
                                                                                                 --------------
                                                                                                      4,855,908
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $4,473,203)............................................................................$       4,855,908
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

NON-CONVERTIBLE PREFERRED STOCKS - 2.4%
                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 2.4%
SI Financing Trust I                                                  2.30%           90,000  $       2,373,750
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCKS
(Cost: $2,288,188)............................................................................$       2,373,750
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $89,661,508)...........................................................................$      93,105,677
---------------------------------------------------------------------------------------------------------------

                                NOVEMBER 30, 1996

SHORT-TERM SECURITIES - 4.7%
                                                                                   PRINCIPAL           MARKET
                                                    RATE          MATURITY          AMOUNT            VALUE(a)
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 4.7%
Federal Home Loan Bank (discount note)              5.70%          12/02/96     $  2,300,000  $       2,299,636
U.S. Treasury Bills                                 5.18           03/06/97          500,000            493,470
                                                    5.12           03/13/97        1,800,000          1,774,800
                                                                                                 --------------
                                                                                                      4,567,906
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $4,567,608)............................................................................$       4,567,906
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $94,229,116) (g).......................................................................$      97,673,583
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (NET) - (0.7%)
     .........................................................................................$        (588,974)
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     .........................................................................................$      97,084,609
---------------------------------------------------------------------------------------------------------------

                                     See accompanying Notes to Fund Portfolio

                             NOTES TO FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND
                                NOVEMBER 30, 1996

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Purchased on a when-issued basis. At November 30, 1996, the total cost of securities purchased on a when-issued basis was $4,217,572.

                                       (c)
Interest rate shown represents yield-to-maturity at date of purchase.

                                       (d)

The interest rate shown for step bonds represents effective yield at November 30, 1996, based upon the estimated timing and amount of future interest and principal payments.

Stepbond- Security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals.

                                       (e)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (f)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1993. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.

                                       (g)
At November 30, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes ............$ 94,235,695
                                                   ===========

Gross unrealized appreciation ...................$  3,449,006
Gross unrealized depreciation ...................$    (11,118)
                                                   -----------
Net unrealized appreciation .....................$  3,437,888
                                                   ===========


                      STATEMENT OF ASSETS AND LIABILITIES
                           IAI INSTITUTIONAL BOND FUND
                                NOVEMBER 30, 1996

-------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
     (Cost: $94,229,116) (see Fund Portfolio)                                             $  97,673,583
Cash in bank on demand deposit                                                                  132,425
Receivable for investment securities sold                                                     4,365,656
Accrued interest and dividends receivable                                                     1,127,007
                                                                                          -------------
     TOTAL ASSETS                                                                           103,298,671
                                                                                          -------------
LIABILITIES
Payable for investment securities purchased                                                   6,214,062
                                                                                          -------------
     TOTAL LIABILITIES                                                                        6,214,062
                                                                                          -------------
         NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                               $  97,084,609
                                                                                          =============

REPRESENTED BY:
Capital stock                                                                             $     101,718
Additional paid-in capital                                                                   95,518,921
Undistributed net investment income                                                             241,062
Accumulated net realized losses on investments                                               (2,221,852)
Unrealized appreciation or depreciation on:
     Investment securities                                            $   3,444,467
     Other assets and liabilities denominated in foreign currency               293
                                                                      -------------
                                                                                              3,444,760
                                                                                          -------------
         TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK          $  97,084,609
                                                                                          =============

         Shares of capital stock outstanding; authorized 10 billion shares
              of $0.01 par value stock                                                       10,171,815
                                                                                          -------------

         NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                           $        9.54
                                                                                          =============

                 See accompanying Notes to Financial Statements


                             STATEMENT OF OPERATIONS
                           IAI INSTITUTIONAL BOND FUND
                          YEAR ENDED NOVEMBER 30, 1996

----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
     INCOME
         Interest (net of foreign income taxes withheld of $12,076)                      $ 7,074,872
         Dividends                                                                           119,800
                                                                                         -----------
              Total Income                                                                 7,194,672
                                                                                         -----------

     EXPENSES
         Management fees                                                                     496,348
         Compensation of Directors                                                             6,480
                                                                                         -----------
              TOTAL EXPENSES                                                                 502,828
         Less fees reimbursed by Adviser
                                                                                              (6,480)
                                                                                         -----------
              NET EXPENSES                                                                   496,348
                                                                                         -----------
              NET INVESTMENT INCOME                                                        6,698,324
                                                                                         -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
     Net realized gains (losses) on:
         Investment securities                                          $  (339,480)
         Foreign currency transactions                                      (23,285)
         Futures contracts                                                 (140,947)
         Written option contracts closed or expired                          10,750
                                                                        -----------
                                                                                            (492,962)
     Net change in unrealized appreciation or depreciation on:
         Investment securities                                          $   874,023
         Other assets and liabilities denominated in foreign currency        37,038
                                                                        -----------
                                                                                             911,061
                                                                                         -----------
              NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                   418,099
                                                                                         -----------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 7,116,423
                                                                                         ===========

                 See accompanying Notes to Financial Statements


                       STATEMENTS OF CHANGES IN NET ASSETS
                           IAI INSTITUTIONAL BOND FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                           NOVEMBER 30, 1996  NOVEMBER 30, 1995
--------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                                     $   6,698,324       $   6,045,626
   Net realized gains (losses)                                                    (492,962)          1,325,599
   Net change in unrealized appreciation or depreciation                           911,061           4,993,096
                                                                             -------------       -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       7,116,423          12,364,321
                                                                             -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (6,725,675)         (6,077,806)
                                                                             -------------       -------------
      TOTAL DISTRIBUTIONS                                                       (6,725,675)         (6,077,806)
                                                                             -------------       -------------

CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of 2,647,688 and 3,431,177 shares                     24,310,364          31,579,054
   Net asset value of 727,591 and 657,760 shares issued to
       shareholders in reinvestment of distributions                             6,725,675           6,059,953
   Cost of 3,880,061 and 1,742,824 shares redeemed                             (35,771,090)        (16,220,253)
                                                                             -------------       -------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         (4,735,051)         21,418,754
                                                                             -------------       -------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (4,344,303)         27,705,269

   NET ASSETS AT BEGINNING OF PERIOd                                           101,428,912          73,723,643
                                                                             -------------       -------------

   NET ASSETS AT END OF PERIOD                                               $  97,084,609       $ 101,428,912
                                                                             =============       =============
      INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                      $     241,062       $     900,679
                                                                             =============       =============

                                  See accompanying Notes to Financial Statements


                              FINANCIAL HIGHLIGHTS
                           IAI INSTITUTIONAL BOND FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                             YEARS ENDED
                                                              NOVEMBER 30,               PERIOD FROM           PERIOD FROM
                                                        -----------------------        APRIL 1, 1994 TO    NOVEMBER 1, 1993***
                                                        1996               1995       NOVEMBER 30, 1994+    TO MARCH 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                             $     9.50        $      8.85        $     9.36          $    10.00
                                                     ----------        -----------        ----------          ----------

OPERATIONS
     Net investment income                                  .63                .62               .38                 .22
     Net realized and unrealized gains (losses)             .04                .66              (.51)               (.65)
                                                     ----------        -----------        ----------          ----------
         TOTAL FROM OPERATIONS                              .67               1.28              (.13)               (.43)
                                                     ----------        -----------        ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                 (.63)              (.63)             (.38)               (.21)
                                                     ----------        -----------        ----------          ----------
         TOTAL DISTRIBUTIONS                               (.63)              (.63)             (.38)               (.21)
                                                     ----------        -----------        ----------          ----------

NET ASSET VALUE
     End of period                                   $     9.54        $      9.50        $     8.85          $     9.36
                                                     ==========        ===========        ==========          ==========
Total investment return*                                   7.44%             14.95%            (1.44%)             (4.35%)
Net assets at end of period (000's omitted)          $   97,085        $   101,429        $   73,724          $   31,478

RATIOS
     Expenses to average daily net assets                  0.50%              0.50%             0.50%**             0.50%**
     Net investment income to average
         daily net assets                                  6.75%              6.76%             6.42%**             5.84%**
     Portfolio turnover rate
         (excluding short-term securities)                323.0%             358.8%            235.1%              127.1%

*    TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A
     SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT
     NET ASSET VALUE.
**   ANNUALIZED
***  COMMENCEMENT OF OPERATIONS
+    REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND
                                NOVEMBER 30, 1996

[1]   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund is a separate portfolio of IAI Investment Funds I, Inc., and commenced operations on November 1, 1993. The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. This report covers only the IAI Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national securities or international exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The cost of securities purchased on a when issued basis at November 30, 1996 totalled $4,217,572.

The fund may enter into transactions to sell its purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates, commonly referred to as a "dollar-roll." As an inducement for a fund to "rollover" its purchase commitments, the Fund receives negotiated fees. For the year ended November 30, 1996 the Fund did not enter into any dollar-roll transactions.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risk of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, which represents the initial margin, which is equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY
TRANSLATIONS AND FOREIGN
CURRENCY CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency contracts.

Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $632,266 and accumulated net realized losses have been decreased by $632,266.

For federal income tax purposes, the Fund has a capital loss carryover of approximately $2,215,000 at November 30, 1996 which, if not offset by subsequent capital gains, will expire in 2002. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2]   COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). Also, the Fund is committed to make capital contributions, if requested by the Company.

The Fund has available a $15,000,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the year ended November 30, 1996, the Fund paid $7,109 in interest on the line of credit at an average annual rate ranging from 8.25% to 8.75% and is included in interest income in the State-ment of Operations. There were no borrowings outstanding at November 30, 1996.

[3]   FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, the Adviser is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. This fee is paid monthly and is equal to an annual rate of 0.50% of the Fund's average daily net assets.

[4]   PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $316,128,301 and $326,248,795, respectively.

[5]   OPTIONS CONTRACTS WRITTEN

During the year ended November 30, 1996, Institutional Bond Fund wrote the following options on futures. There were no outstanding contracts at November 30, 1996.

  CALL OPTIONS
-------------------------------------------------------------------------------
                                   NUMBER OF CONTRACTS              PREMIUM
-------------------------------------------------------------------------------
    Oustanding at 11/30/95                  --                    $       --
    Opened                                  70                          25,881
    Expired                                 --                            --
    Closed                                  --                            --
    Exercised                              (70)                        (25,881)
-------------------------------------------------------------------------------
    Outstanding at 11/30/96                 --                    $       --
-------------------------------------------------------------------------------

  PUT OPTIONS
-------------------------------------------------------------------------------
                                   NUMBER OF CONTRACTS              PREMIUM
-------------------------------------------------------------------------------
    Oustanding at 11/30/95                  --                    $       --
    Opened                                  25                          10,750
    Expired                                (25)                        (10,750)
    Closed                                  --                            --
    Exercised                               --                            --
-------------------------------------------------------------------------------
    Outstanding at 11/30/96                 --                    $       --
-------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                           IAI INSTITUTIONAL BOND FUND

The Board of Directors and Shareholders
IAI Investment Funds I, Inc.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI Institutional Bond Fund (a portfolio within IAI Investment Funds I, Inc.) as of November 30, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on page 16 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received or delivered, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Institutional Bond Fund at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 8, 1997

                             FEDERAL TAX INFORMATION
                           IAI INSTITUTIONAL BOND FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

                   TAX INFORMATION:
-------------------------------------------------------
        PAYABLE DATE                ORDINARY INCOME (a)
-------------------------------------------------------
       DECEMBER 1995                   $       .1295
       JANUARY 1996                            .0430
       FEBRUARY 1996                           .0520
       MARCH 1996                              .0400
       APRIL 1996                              .0420
       MAY 1996                                .0420
       JUNE 1996                               .0460
       JULY 1996                               .0270
       AUGUST 1996                             .0460
       SEPTEMBER 1996                          .0530
       OCTOBER 1996                            .0530
       NOVEMBER 1996                           .0530
-------------------------------------------------------
                                        $      .6265
(a) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 2.06% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.


                                              IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                                    Secondary
 IAI FUND                      Primary Objective                    Objective                     Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation                   --               Equity securities of companies
 COUNTRIES FUND                                                                        in developing countries
-----------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation                 Income             Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation                   --               Common stocks of small- to medium-sized
(CLOSED TO NEW INVESTORS AS OF 2/1/96)                                                 emerging growth companies
-----------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation                   --               Common stocks of small- to medium-sized
 APPRECIATION FUND                                                                     growth companies
-----------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation                   --               Common stocks of medium-sized growth
                                                                                       companies
-----------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation                   --               Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation                   --               Common stocks with potential for above-
                                                                                       average growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation                   --               Common stocks which are considered to
                                                                                       be undervalued
-----------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation                 Income             Common stocks with potential for long-term
                                                                                       appreciation, and common stocks that are
                                                                                       expected to produce income
-----------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return                         Income             Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]                         short-term instruments
-----------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                        Capital Preservation      Investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                        Capital Preservation      U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity                  Income             The portfolio has a maximum average maturity
                                                                                       of 25 months, investing primarily in
                                                                                       investment-grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity                  Income             The portfolio's average dollar-weighted
                                                                                       maturity is less than 90 days, investing in
                                                                                       high quality, money market securities
-----------------------------------------------------------------------------------------------------------------------------------

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                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700